UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013 (April 15, 2013)

Monster Offers

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

117 Calle de Los Molinos, San Clemente, CA	92672
(Address of principal executive offices)	(Zip Code)

(949) 542-6668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

On April 5, 2013, Monster Offers, a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (SEC Accession No. 0001262463-13-000173) indicating that (i) DeJoya Griffith (“DG”) was dismissed as the Company’s auditor as of April 5, 2013, and (ii) the Company had engaged Corso & Company as its new independent certifying accountant to audit the Company's financial statements. These statements were made in error. The Company actually dismissed DG as of March 5, 2013, and it actually engaged Patrick Rodgers, CPA, PA, with address at 309 East Citrus Street, Altamonte Springs, Florida 32701, as its auditor. This amendment to Current Report on Form 8-K is being filed to correct such misstatements, as well as to provide DG’s letter to the SEC stating whether it agrees with the statements made concerning it contained herein.

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Item 4.01 Change in Registrant’s Certifying Accountant

(a)           Dismissal of Registrant’s Certifying Accountant

Effective March 5, 2013, DeJoya Griffith (“DG”) was dismissed as the Registrant’s certifying independent accountant engaged to audit our financial statements. DG was engaged as auditors to the Registrant for the fiscal year ended December 31, 2011.

DG’s report on the Company’s financial statements for the two years ended December 31, 2011 did not contain any adverse opinions or disclaimers of opinion—however, such opinion was modified due to going concern—and were not qualified as to uncertainty, audit scope, or accounting principles.

Prior to their dismissal, there were no disagreements with DG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DG would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested DG to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Company regarding DG. That letter is attached as Exhibit 99.1 and incorporated herein by reference.

(b)           Appointment of Registrant’s New Certifying Accountant

Effective on April 1, 2013, Patrick Rodgers, CPA, PA (“PR”), with address at 309 East Citrus Street, Altamonte Springs, Florida 32701, was engaged to serve as the Company's new independent certifying accountant to audit the Company's financial statements.

Prior to engaging PR, the Company had not consulted PR regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with PR regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of DG as the Company’s certifying independent accountant and the engagement of PR as its new certifying independent accountant were both approved by our board of directors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 99.1	Auditor Letter, dated April 11, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONSTER OFFERS Registrant
Date: April 15, 2013
/s/ Wayne Irving II
Name: Wayne Irving II
Title: CEO and Director

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